ABM
American Battery Materials

OTC: BOXS

Extracting American Lithium

INVESTOR PRESENTATION | JANUARY 2023

Safe Harbor

The statements contained in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "may", "will", "could", "should", "expect", "plan", "project", "intend", "anticipate", "believe", "estimate", "predict", "potential", "pursuant," "target", "continue", and similar expressions are intended to identify such forward-looking statements. Statements herein that are not historical statements, including statements regarding ABM's plans, objectives, opportunities, future financial performance and operating results and any other statements regarding ABM's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are beyond ABM's control, and which could cause actual results to differ materially from the results expressed or implied by these statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and include, without limitation, results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; anti-takeover measures in our charter documents; and, the uncertainties created by the ongoing impact of COVID-19. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission ("the SEC"), including under (i) "Part I, Item 1A. Risk Factors", in our Annual Report on Form 10-K for the year-ending December 31, 2021 filed with the SEC on March 31, 2022; and, (ii) subsequent filings. Undue reliance should not be placed on the forward-looking statements herein, which are based on information available to us on the date hereof. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

This presentation contains additional trade names, trademarks, and service marks of others, which are the property of their respective owners. ABM does not intend its use or display of other companies' trade names, trademarks, or service marks to imply a relationship with, or endorsement, or sponsorship by, those other companies.

© 2023 American Battery Materials, Inc.

Corporate Overview

An environmentally responsible minerals exploration and development company

- Focused on direct lithium extraction (DLE) and other minerals critical to the global energy transition
- Spearheading the effort to domestically support the U.S.'s urgent need for critical minerals

120 mineral rights on 2,040 acres with 7 wells and existing infrastructure in Utah

Technical reports indicate assets are mineral rich with supersaturated lithium brines

DLE reduces the industry's environmental footprint

Expert team with 100+ years of oil, gas & mineral extraction and drilling experience

ABM
American Battery Materials

OTC: BOXS	
Share Price[1]	$0.011
Market Cap[1]	$35.2MM
Avg. Daily Trading Volume[1,2]	1.3MM
Shares Outstanding	3.2B

1) As of January 31, 2023
2) Trailing three months

Lithium Demand is Far Outpacing Supply



Global Lithium Supply & Demand[1]
Kilotons lithium carbonate equivalent
4,000
3,000
2,000
1,000
0
2015
2020
2025
2030
Demand, high case
Demand, base case
Unannounced supply
Additional early-stage supply
Secondary supply
Confirmed supply

Despite an abundance of rich domestic sources, **the US is almost entirely dependent on foreign sources of lithium.**

Transformation to a clean energy economy requires U.S. lithium independence.

[1]Mined production volume. Forecasted potential production accounts for historical utilization rates as a result of external disruptions and economic curtailments (7%) – modeled at 93% of available capacity. Production includes volumes which may not have been refined, including stockpiled direct shipping ore and spodumene concentrate.

Source: MineSpans; McKinsey lithium demand model

Global Lithium Market Pricing

Lithium Prices Continue To Rise

Price of battery-grade lithium carbonate per metric ton



USD
$80,000
$60,000
$40,000
$20,000
$0
2010
2012
2014
2016
2018
2020
2022

> As the world transitions to a clean energy economy, global demand for these critical minerals is **set to skyrocket by 400-600 percent** over the next several decades…
>
> …and, for minerals such as lithium and graphite used in electric vehicle (EV) batteries, **demand will increase as much as 4,000 percent.**
>
> *– Tesla Chairwoman Robyn Denholm*

- Lithium Carbonate DDP China Yuan/mt spot price in January 2023 **up nearly 550%** from March 2021
- Battery-grade lithium prices continue to rise driven by strong electric vehicle (EV) demand
- Governments are phasing out internal combustion engines in favor of EVs, resulting in increased demand for metals needed to produce EV batteries
- Even with increased lithium carbonate production, **supply is expected to fall woefully short of demand** in coming years
- Global lithium pricing expected to normalize after a period of fluctuating market speculation, however, **demand is expected to grossly outstrip supply**

[1] Prices for 2010-2021 are annual averages from the U.S. Geological Survey. Prices for 2022 is from S&P Global Commodity Insights on May 4,2022.

Chart: Canary Media | Source: U.S. Geological Survey

[1] Fastmarkets, Battery material price data

The U.S. Domestic Lithium Supply Crisis

BNEF 2021 global lithium-ion battery supply chain ranking



1. China 1 1 21 12 1
2. U.S 11 4 10 10 2
3. Germany 6 6 4 2
4. Sweden 8 2 1 8
5. Canada 5 11 7 13 10
6. Finland 9 5 3 12
7. Norway 19 2 2 6
8. Japan 13 3 15 7 9
9. France 1 6 4
10. South Korea 18 2 19 5 6
11. United Kingdom 8 9 8 5
12. Brazil 3 4 22 18
13. Australia 2 14 27 15 10
14. Poland 5 13 16 15
15. Czech Republic 19 11 16 9 20
Raw materials
Manufacturing
Environment
Regulations, Innovation & Infrastructure
Battery Demand
Under development

The U.S. is 2nd in global battery demand, but only 11th in raw materials necessary to provide the supply

ABM is perfectly positioned to meet the required U.S. Li production with proven mineral rich assets in southern Utah

- American dependency on foreign lithium has reached crisis levels
- The U.S. currently produces less than 5% of the global lithium supply
- The U.S. government has mandated that it extracts itself from foreign supply dependency.
- No U.S. company is at production level using ESG friendly direct lithium extraction methods
- New EV rebates require minimum U.S. sourced lithium quantities to be used in the manufacturing of batteries
- California, New York, and Virginia are the first states to require that all new cars sold in 2035 be electric vehicles

Source: BloombergNEF. Note: Shaded areas for manufacturing and /or raw materials indicate that the country has no capacity and comes joint last in the ranking with other countries.

U.S. Strategy: Ready to Drill


2023
PHASE 1
PHASE 2
PHASE 3
PHASE 4
PHASE 5
Acquisition
Geo/Entry study
Permitting
Site Drill
43-101 report.
Extraction Pilot
Production

Launching project in the early stages of a global lithium super cycle forecasted to expand significantly for 20+ years

Partner with leading brine extraction (DLE) technologies that are fastest into production, most efficient, cost effective and can deliver at the highest extraction rates

Become a vertically integrated, leading service provider for the critical mineral extraction process for owners

Continue the acquisition, exploration and extraction of significant US lithium resources in historically proven territories.

ABM
American Battery Materials

Lisbon Valley, Utah
DLE Project

> Mining process currently accounts for roughly half the carbon footprint of a battery cell and the best way to reduce the carbon footprint of minerals is to stop shipping them across 9,000 kilometers of ocean before refining them
>
> *-Tesla Chairwoman Robyn Denholm*


THE SUPERIOR OIL CO.

Flagship Lithium DLE Project

Lisbon Valley, Utah

ABM's property position consists of 120+ placer mining claims staked in one contiguous group on U.S. Government lands administered by the U.S. Bureau of Land Management (BLM)

Li

Technical reports show supersaturated brines of 1,700 ppm LCE (340 ppm Li)

DLE mitigates environmental concerns relating to lithium extraction

Developed infrastructure, including high voltage electrical, roads and access to rail lines

Located in Eastern Utah consisting of **120+ mineral** rights across **2,040 Acres** of Federal land, including **7 existing wells**

Historical data shows supersaturated brine (40% minerals, 60% water) with reported Lithium values ranging from **81 to 1700ppm** and estimated flows **>50,000** barrels of brine per day

The Uniquely-Positioned Paradox Basin



Green River
Arches National Park
Moab
Canyonlands National Park
Monticello
Blanding
COLORADO
UTAH
ARIZONA
Salt Lake City
Provo
Ogden
Logan



ABM
American Battery Materials
Project location
UNCOMPAHGRE PLATEAU
PARADOX AND FAULT FOLD BELT
BLANDING BASIN
FOUR CORNERS PLATFORM
SAN JUAN BASIN
TYENDE SADDLE
Grand Junction
Moab
Monticello
Blanding
Cortez
Durango
Farmington

With over 300+ climate friendly days and a fully developed infrastructure, the Paradox Basin is one of the most attractive places in the U.S. for a successful and efficient extraction process.

- 25 miles southwest of Moab
- Not adjacent to any national parks or recreational sites
- Area is a mix of federal, state and private lands
- High desert climate with year-round access
- Historically rich industrial and natural resource extraction area

Lisbon Assets Technical Report

> The brines were not thought to be important until 1962, when Southern Natural Gas intersected the brine zone with a very **substantial flow of brines under tremendous pressure**.

> There is abundant evidence from oil and gas and potash wells drilled in the Paradox Basin that indicate that there is a **high probability of intersecting super saturated brines**.

> It is believed that there is a substantial indication that lithium mineralization in **brines occurs beneath the subject property**.

> There is also substantial evidence that **other valuable minerals besides** lithium, such as potassium, magnesium, calcium chloride, bromine and boron, may be recoverable from the brines, as well.

– Prepared by Peek Consulting, Inc.
December 6, 2021


(SOUTHWEST AND WEST)
SAN RAFAEL SWELL
AND HENRY MOUNTAINS
NORTHERN PARADOX BASIN
AND BOOK CLIFFS
(NORTHEAST AND EAS
UNCOMPAHGRE
PLATEAU
M.Y.
TERTIARY
CRETACEOUS
JURASSIC
TRIASSIC
PERMIAN
PENNSYLVANIAN
MISS.
DEV.
SILURIAN
ORDOVICIAN
CAMBRIAN
PRECAMBRIAN

Compound/Element	%	ppm
Na_2O	9.24	92,400
K_2O	2.91	29,100
Li_2O (target)	**0.073**	**730**
CaO	1.30	13,000
MgO (target)	7.44	74,400
CO_2	0.056	560
SO_3	0.021	210
B_2O_3 (target)	0.84	8,400
P_2O_5 (target)	0.0009	9
Cl	19.44	194,400
Br (target)	0.32	3,200
I	0.003	30

Specific Gravity 60/60°F = 1.261
pH = 5.5
Target compounds/minerals

Geotech Engineering & The Lisbon Valley



BIG INDIAN (NORTH)
Lisbon Valley Anticline
Lisbon Valley Fault
LISBON
LITTLE VALLEY
LIGHTNING DRAW SOUTHEAST
T29S
T30S
T31S
R23E
R24E
R25E
R26E
UTAH
AREA SHOWN
Explanation

ABM has retained RESPEC Company LLC as its geotech, engineering and resource management partner to assist in the exploration and development of its Lisbon Valley properties.

RESPEC provides services to the energy industries from grassroots exploration to operating mine settings.

Project focus is directed on services, drill program design, full procurement drilling and well completion to various brine and disposal projects.

With more than **50 years of experience** in service to the extraction, mining and oil and gas market worldwide, RESPEC has performed extensive geological and engineering work in the Paradox Basin stratigraphy.

Direct Li Extraction & the American Environment

> DLE offers significant promise of increasing supply, reducing the industry's environmental, social, and governance (ESG) footprint, and lowering costs, with already announced capacity contributing to around 10 percent of the 2030 lithium supply, as well as to other less advanced projects in the pipeline
>
> *– McKinsey & Company*



DLE vs. Production Today

American dependency on foreign lithium has reached crisis levels.
DLE addresses this critical need without destroying the earth.

Direct Lithium Extraction (DLE)


Conventional evaporation ponds (~2 years)
ABM Direct Lithium Extraction (DLE) (~2 h)
Mg/Ca removal
Boron removal
LiCl
Li2CO3
ABM
Underground brine

ABM will deploy DLE in selective brine extraction to provide a cost-effective, efficient, faster-to-production, and environmentally friendly method versus traditional mining practices.

Traditional Lithium mining faces major hurdles with important considerations of environmental damage, regulatory issues, controversial mining practices and territorial litigation.



> The environmental toll has often been overlooked in part because there is a race underway among the United States, China, Europe and other major powers.
>
> *– NYTimes*

The Engineering Behind DLE

Targeting Highly Efficient Direct Lithium Extraction (DLE) Technology



Pumping of native brine
Solar Panel
Extraction of brine
Non-evaporitic Extractive Method X
Lithium deprived spent brine
Re-injection of lithium deprived brine
Li Salts
Saline Aquifer



Produced Brine Components
Direct Lithium Extraction
Lithium
Production well
Injection well
Saline Aquifer

ABM is evaluating leading DLE technology companies

- The most technologically advanced approach for DLE from brines is adsorption of lithium using inorganic sorbents
- Extraction of lithium with inorganic molecular sieve ion-exchange sorbents appears to offer **one of the most immediate pathways for the development of economic lithium extraction**

Competitive advantages of the technology

- Reduced impurities – **by over 99%**
- Rapid and high recovery
- Low energy consumption
- No evaporation
- Lower water consumption
- Not weather dependent
- Smaller environmental footprint

DLE is an Environmental & Economic Advantage


ABM
American Battery Materials
Closed Loop DLE

Production from geothermal deposits could be the holy grail of sustainable lithium production, providing both clean geothermal energy and a source of lithium. Fastmarkets estimates put 168 ktpa LCE of geothermal capacity in the pipeline, with potential for a further 280 ktpa LCE from one project alone.

– Fastmarkets

DLE lowers greenhouse gas emissions, leaving a substantially lower carbon footprint than traditional extraction methods

DLE reduces the land requirements by over 97% when compared to evaporation and hard-rock projects

DLE reduces waste production with no tailings, ponds or open pits, and returns 100% of the brine brought to the surface to similar depths in a closed loop system

DLE extracts brackish water far below the water table and with salinity levels that significantly exceed any acceptable levels for human or animal consumption

DLE reduces the overall amount of time needed for the lithium extraction process

DLE removes the need for large fresh water sources

Accelerated Time to Market with DLE



Est. Project Length in Years
8-15
7-12
6-9
3-4
Potential aggregate delay
Extraction process
Infrastructure buildout
Permit acquisition process
Land Acquisition
Crustal Project
Spod-umene Project
Brine Project
ABM

ABM is positioned far ahead of new and developing lithium projects, including area selection, permitting and partner selection.

ABM has the significant advantage of being one **of the first to market with a U.S. brine** that is available for DLE brine extraction pilot programs.

DLE extraction methods **have successfully been utilized in other industries** such as Water Treatment and Oil Waste for decades.

This significant advantage in positioning will allow ABM to select the very best of developing technology in brine extraction, **leading to cost and production efficiencies**.

This ultimately allows ABM to shorten its time to market over other resource-heavy mining projects, **pointing to an anticipated shorter return on investment.**

Management & Advisory Team



Sebastian Lux
CEO

25 years in business dev. with multinational companies; Co-founded Genuine Origin, a division of Volcafe & ED&F Man; Created multiple disruptive international logistic commodity supply chains. MBA, MSAS



Ross Saldarini
CFO

25 years of experience in finance, M&A, business strategy, retail, and Ecommerce in technology services, consumer products and financial markets.



Scott Avanzino
COO

Oil and gas development and marine construction expert with 25 years of experience in exploration geology, wellsite operations, marine logistics and operations.



Ryan Zarkesh
DLE Chemist

20 years expert in inorganic and DLE process chemistry including 2 years at Lilac Solutions as the Director of Chemistry developing materials and manufacturing processes for the lithium mining industry. PhD inorganic Chemistry



Pat Avery
Dir. of Business Development

30 years in fertilizer, mining, specialty chemicals, petroleum, and project management; Worked at ARCO and Santa Fe Pacific Pipelines, with JR Simplot and was President of Intrepid Potash



Selma Sierra
Liaison, State & Fed Reg. Agencies

30 years expert across natural resources, public land management and regulatory affairs; Current Board of Oil, Gas, Mining State Senate, UT; Former State Director for the Bureau of Land Management in Utah.



Gavin Harrison
Permitting & Operations

Permitting and regulatory specialist in the Oil, Gas Coal Uranium and mineral with over 20 years of field experience.



Brad Peek
Geologist

35 years experience in project management, mineral exploration and in computer applications in mineral exploration and mining and water engineering - qualified person.

ABM
American Battery Materials

Board of Directors



Adam Lipson

Managing partner as a neurosurgeon at IGEA Brain, Spine & Orthopedics in New York City and New Jersey. He has over a decade of experience as a private investor in over 20 biotechnology and biomedical device companies



John E. Hentschel

Previously Executive VP of Dean and Deluca, Inc, Partner with Accenture, where he served as managing director of the Retail Industry practice advising large retailers.



Justin Vorwerk

Has held positions as a Managing Director in Investment Banking with Goldman Sachs, The Royal Bank of Scotland, Deutsche Bank Securities, as well as Donaldson, Lufkin & Jenrette, and Credit Suisse



Patrick White

Current CEO of VerifyMe, Inc NASDAQ: VRME, a logistics and brand protection company. Former member of US Secret Service Document Security Alliance, Patented Inventor - Intellectual Property Expert.



Andrew Suckling

Non-Executive Chairman of Cadence Minerals the Non-Executive Director of Macarthur Minerals and a board member of the privately held company, IronMan Ltd.



Jared Levinthal

Attorney, Partner with Lightfoot Franklin & White, PLLC in Houston, Texas. Mr. Levinthal is a graduate of the University of Texas School of Law and is a graduate of Tulane University.



David Graber

Managing Principal of Cobrador Capital, LLC,. He was Managing Director, Invest. Banking at New Century Capital Partners and National Securities Corporation, Sr. VP and Director at Donaldson, Lufkin & Jenrette and Credit Suisse First Boston

Near-Term Milestones

- Drilling campaign(s) on our licensed 2,040-acre federal & state lands in Utah
- Confirm geology and brine for 43-101 tech report data
- Complete 43-101 technical report to provide summary of resources
- Partner with extraction technology partner to confirm technology efficiency
- Pilot project to authenticate extraction technology for ABM brine
- Acquisition of mineral rights in adjacent territories
- Opportunistic acquisition and joint ventures with existing or other significant U.S. mineral resources



ABM

American Battery Materials

Company
+1-800-998-7962
IR@AmericanBatteryMaterials.com

Investor Relations
Brooks Hamilton
MZ North America
+1-949-546-6326
ABM@mzgroup.us

americanbatterymaterials.com

500 West Putnam Avenue | Suite 400 | Greenwich, CT 06831